Exhibit 13
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report of CNH Industrial N.V. (the “Company”) on Form 20-F for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, to such officer’s knowledge, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ SCOTT WINE
Scott W. Wine
Chief Executive Officer

By:	/s/ ODDONE INCISA
Oddone Incisa
Chief Financial Officer
Dated March 1, 2022
A signed original of this written statement has been provided to CNH Industrial N.V. and will be retained by CNH Industrial N.V. and furnished to the Securities and Exchange Commission or its staff upon request.